SUPPLEMENT DATED JULY 18, 2023 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Fundamental Alternatives Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
Effective immediately, Jay Raol will no longer serve as a Portfolio Manager of the Fund. Accordingly, on that date, all information and references related to Mr. Raol will be removed from the Summary Prospectus, Statutory Prospectus and Statement of Additional Information.
O-FALT-SUMSTATSAI-SUP